UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

May 1, 2019
Date of Report (Date of earliest event reported)

TechnipFMC plc
(Exact name of registrant as specified in its charter)
____________________________

England and Wales	001-37983	98-1283037
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
One St. Paul’s Churchyard
London, EC4M 8AP
United Kingdom
(Address of Principal Executive Offices) (Zip Code)
+44 203 429 3950
(Registrant’s Telephone Number, Including Area Code)
n/a
(Former name or former address, if changed since last report)
____________

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary shares, $1.00 par value per share	FTI	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders
TechnipFMC plc (the “Company”) held its Annual General Meeting of Shareholders on May 1, 2019 (the “Annual Meeting”) for the purpose of (1) electing each of the 12 director nominees for a term expiring at the Company’s 2020 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association; (2) receiving the Company’s audited U.K. accounts for the year ended December 31, 2018, including the reports of the directors and the auditor thereon; (3) approving, on an advisory basis, the Company’s named executive officer (“NEO”) compensation for the year ended December 31, 2018 (the “Say-on-Pay Proposal for NEOs”); (4) approving, on an advisory basis, the frequency of future Say-on-Pay Proposals for NEOs; (5) approving, on an advisory basis, the Company’s directors’ remuneration report for the year ended December 31, 2018; (6) ratifying the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2019; (7) re-appointing PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the next annual general meeting of shareholders at which accounts are laid; and (8) authorizing the Board of Directors (the “Board”) and/or the Audit Committee of the Board (the “Audit Committee”) to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2019. Each proposal is more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 15, 2019.
The following are the final voting results of the Annual Meeting.

1.
The election of each of the 12 director nominees for a term expiring at the Company’s 2020 Annual General Meeting of Shareholders or until his or her earlier death, retirement, resignation, or removal pursuant to the Company’s articles of association was approved. The voting results were as follows:

a.	Election of director: Douglas J. Pferdehirt

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
278,151,794	92.1	23,776,681	7.9	301,928,475	67.1	5,687,220	7,139,704

b.	Election of director: Arnaud Caudoux

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
215,103,790	70.2	91,343,768	29.8	306,447,558	68.1	1,168,137	7,139,704

c.	Election of director: Pascal Colombani

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
298,498,760	97.4	7,960,021	2.6	306,458,781	68.1	1,156,914	7,139,704

d.	Election of director: Marie-Ange Debon

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
256,127,641	86.2	40,854,965	13.8	296,982,606	66.0	10,633,089	7,139,704

e.	Election of director: Eleazar de Carvalho Filho

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
272,282,118	88.7	34,789,900	11.3	307,072,018	68.2	543,677	7,139,704

f.	Election of director: Claire S. Farley

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
299,433,373	97.5	7,626,672	2.5	307,060,045	68.2	555,650	7,139,704

g.	Election of director: Didier Houssin

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
298,367,687	97.4	8,083,841	2.6	306,451,528	68.1	1,164,167	7,139,704

h.	Election of director: Peter Mellbye

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
289,562,839	94.3	17,503,196	5.7	307,066,035	68.2	549,660	7,139,704

i.	Election of director: John O’Leary

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
298,739,298	97.5	7,701,025	2.5	306,440,323	68.1	1,175,372	7,139,704

j.	Election of director: Kay G. Priestly

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
299,166,380	97.4	7,895,809	2.6	307,062,189	68.2	553,506	7,139,704

k.	Election of director: Joseph Rinaldi

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
300,066,884	97.9	6,373,079	2.1	306,439,963	68.1	1,175,732	7,139,704

l.	Election of director: James M. Ringler

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
250,176,300	81.5	56,892,841	18.5	307,069,141	68.2	546,554	7,139,704

2.
The receipt of the Company’s audited U.K. accounts for the year ended December 31, 2018, including the reports of the directors and the auditor thereon, was approved. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
310,342,671	98.8	3,625,606	1.2	313,968,277	69.8	787,122	N/A

3.	The Company’s named executive officer (“NEO”) compensation for the year ended December 31, 2018 was approved, on an advisory basis. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
213,720,747	69.6	93,566,321	30.4	307,287,068	68.3	328,627	7,139,704

4.	One year was approved, on an advisory basis, as the frequency of future Say-on-Pay Proposals for NEOs. The voting results were as follows:

1 YEAR (Number of votes)	1 YEAR (%)	2 YEARS (Number of votes)	2 YEARS (%)	3 YEARS (Number of Votes)	3 YEARS (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
301,205,901	98.1	346,421	0.1	5,426,340	1.8	306,978,662	68.2	637,033	7,139,704

Based on the results of this Proposal 4, the Company has determined to include future Say-on-Pay Proposals for NEOs every year until the next required frequency vote.

5.	The Company’s directors’ remuneration report for the year ended December 31, 2018 was approved, on an advisory basis. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
245,541,292	79.9	61,734,154	20.1	307,275,446	68.3	340,249	7,139,704

6.	The appointment of PwC as the Company’s U.S. independent registered public accounting firm for the year ending December 31, 2019 was ratified. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
310,040,197	98.6	4,277,416	1.4	314,317,613	69.8	437,786	N/A

7.
The re-appointment of PwC as the Company’s U.K. statutory auditor under the U.K. Companies Act 2006, to hold office until the next annual general meeting of shareholders at which accounts are laid, was approved. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
309,820,157	98.6	4,512,036	1.4	314,332,193	69.8	423,206	N/A

8.
The proposal to authorize the Board and/or the Audit Committee to determine the remuneration of PwC, in its capacity as the Company’s U.K. statutory auditor for the year ending December 31, 2019, was approved. The voting results were as follows:

FOR (Number of votes)	PERCENT FOR (%)	AGAINST (Number of votes)	PERCENT AGAINST (%)	TOTAL VOTES VALIDLY CAST	TOTAL VOTES VALIDLY CAST AS A PERCENTAGE OF SHARES IN ISSUE (%)	ABSTENTIONS (Number of votes)	BROKER NON-VOTES (Number of votes)
310,562,761	98.9	3,523,652	1.1	314,086,413	69.8	668,986	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechnipFMC plc

Date: May 3, 2019            By: /s/ Dianne B. Ralston

Name:	Dianne B. Ralston
Title:	Executive Vice President,
Chief Legal Officer and Secretary